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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 3, 2003

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                               EDT LEARNING, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              DELAWARE                 1-13725                    76-0545043
  (STATE OR OTHER JURISDICTION       (COMMISSION              (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)    FILE NUMBER)            IDENTIFICATION NO.)


2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA                 85018
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


                                 (602) 952-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 3, 2003, EDT Learning, Inc. ("the Company") dismissed PricewaterhouseCoopers LLP as its independent accountants and engaged BDO Seidman, LLP. The Company's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants. BDO Seidman, LLP will audit the consolidated financial statements of the Company for the fiscal year ending March 31, 2003.

The reports of PricewaterhouseCoopers LLP on the consolidated financial statements for the fiscal years ended March 31, 2002 and 2001, respectively, contained no adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principle except that the report for the fiscal year ended March 31, 2002 contained an explanatory paragraph expressing substantial doubt regarding the Company's ability to continue as a going concern.

In connection with its audits for the fiscal years ended March 31, 2002 and 2001, respectively, and through April 3, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

During the fiscal years ended March 31, 2002 and 2001, respectively, and through April 3, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 7, 2003 is filed as Exhibit 16.1 to this Form 8-K.

For the two most recent fiscal years of the Company ended March 31, 2002 and 2001 and the subsequent interim period through April 3, 2003, the Company did not consult with BDO Seidman, LLP regarding the application of accounting principles to a specified transaction, type of audit opinion that might be rendered on the Registrant's financial statements, or any other accounting, auditing or reporting matters.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


EXHIBIT NUMBER     DESCRIPTION

16.1 Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.

                                       3
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EDT LEARNING, INC.


                                        By: /s/ Brian L. Berry
                                            ------------------------------------
                                            Vice President of Finance

Date: April 7, 2003